UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TrueCar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 11, 2025

TrueCar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Santa Monica Blvd, 12th Floor

Santa Monica, California 90401

(Address of principal executive offices, including zip code)

(800) 200-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Supplement to Definitive Proxy Statement

As previously disclosed, on October 14, 2025, TrueCar, Inc. (the “Company” or “TrueCar”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Fair Holdings, Inc., a Delaware corporation (“Parent”), and Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”). Upon the terms and conditions set forth in the Merger Agreement, Merger Subsidiary will be merged with and into the Company (the “Merger”) with the Company surviving the Merger (the “Surviving Corporation”) as a wholly-owned subsidiary of Parent. Parent is led by TrueCar founder Scott Painter and backed by an equity commitment from Alpha Auto 2, LLC, a Florida limited liability company (the “Investor”). On November 24, 2025, TrueCar filed a definitive proxy statement (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (“SEC”) for the solicitation of proxies in connection with a special meeting of TrueCar’s stockholders to be held on December 22, 2025 (the “Special Meeting”), to consider and vote on several proposals, including the approval and adoption of the Merger Agreement.

Voting and Support Agreement

On December 11, 2025, the Company, Parent, Merger Subsidiary and Auto Holdings, LLC (an affiliate of AutoNation, Inc.) entered into a Voting and Support Agreement on terms substantially similar to those of that certain voting and support agreement by and among Parent, Merger Subsidiary, Caledonia US, LP, Caledonia (Private) Investments Pty Limited and the Company, pursuant to which Auto Holdings, LLC (which, based on its most recent available Schedule 13D filing beneficially owned, as of December 3, 2025, 5,370,000 shares of the Company’s common stock, representing approximately 6.0% of the Company’s shares of common stock) has agreed, subject to the terms and conditions thereof, to vote all shares of the Company’s common stock held by Auto Holdings, LLC as of November 13, 2025, the record date for the Special Meeting, in favor of the proposal to approve and adopt the Merger Agreement at the Special Meeting.

Additional Information and Where to Find It

In connection with the Merger, the Company has filed the Definitive Proxy Statement and other materials with the SEC. The Company may file or furnish other documents with the SEC regarding the Merger. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE MERGER.

Stockholders may obtain free copies of the proxy statement and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at https://ir.truecar.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at investors@truecar.com.

Participants in the Solicitation

The Company and its directors, executive officers, certain other members of management and certain employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the Merger are set forth in the Definitive Proxy Statement and will be set forth in the other relevant documents to be filed with the SEC. You can find additional information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in its definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 8, 2025.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the Merger, the Company’s ability to consummate the Merger on the expected timeline or at all, the anticipated benefits of the Merger, the terms and the impact of the Merger on the Company’s future business, results of operations and financial condition, and the sources and scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all; (ii) the ability of the Investor and Parent to obtain the Additional Equity Financing in connection with the Merger; (iii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals (if required) and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay the Company Termination Fee; (v) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (vi) the risk that the Merger disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the Merger; (x) potential litigation relating to the Merger that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the Merger; (xiv) the impact of adverse general and industry-specific economic and market conditions; and (xv) other risks described in the Company’s filings with the SEC, including under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, and any Quarterly Report on Form 10-Q or Current Report on Form 8-K that contain updates thereto. Forward-looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this Current Report are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2025		TRUECAR, INC.

	By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary